ASSIGNMENT OF AN INTEREST IN AN OIL AND GAS LEASEHOLD ESTATE

THIS ASSIGNMENT OF AN INTEREST IN AN OIL AND GAS LEASEHOLD ESTATE, made and entered into this the 30 day of December, 2019 by and between Yost Energy , LLC by its managing member, Barbra E. Yost, and Barbra E. Yost, personally, whose address is 918 Eagle Ct., Bowling Green, Ky. 42103, hereinafter referred to as Assignor; and NOWEA, INC., 2210 Front St., Suite 204, Melbourne, Fl 32901, hereinafter known as the Assignee;

WITNESSETH: That in and for consideration of $1.00, the Assignor does hereby bargain, sell, align, grant and assign unto the Assignee, its successors and assigns, subject to the reservations or limitations and restrictions set forth hereinbelow, an interest equal to 100% of said working interest, or a net revenue interest of 73% or 100% Working Interest, in and to all oil and gas produced from Kovausey #1 location located at Carter Coordinates 23-G-36; 1389 FSL 984 FEL and more particularly identified by that permit issued by the Commonwealth of Kentucky Department for Natural Resources Number 103111; YK-5 location located at Carter Coordinates 23-G-36; 1242 FSL 1727 FEL and more particularly identified by that permit issued by the Commonwealth of Kentucky Department for Natural Resources Number 103348, and YK-11 location located at Carter Coordinates 23-G-36; 1690 FSL 0634 FEL and more particularly identified by that permit issued by the Commonwealth of Kentucky Department for Natural Resources Number 103841, and 2% ORI currently held by Barbra E. Yost, totaling 75% Net Revenue. Yost Energy LLC acquired their interests in an Assignment recorded in Warren County, Kentucky dated 12-10-19 and recorded in Deed Book 1197, Page 779 on 12-13-19.

IT IS HEREBY AGREED that the Assignee shall hold so much of the right, title and fractional interest heretofore granted to it by the Assignor in and to such well plat locations identified hereinabove.

IT IS FURTHER UNDERSTOOD AND AGREED that this assignment is subject to a 12.5% landowner royalty interest from all oil or gas produced from each of said locations, 7.5% overriding royalty interest from all oil or gas produced from each of said locations retained by Black Gold Oil Co. d/b/a C&L Exploration Co., and a 5% overriding royalty interest from all oil and gas produced from each location heretofore reserved by Yost Energy, LLC/Barbra E. Yost, such that the Assignee shall receive a net revenue interest of 75% from the oil and gas produced from each well site location to a decimal equivalency of 100%, all of which shall be designated the working interest.

WARREN COUNTY
D1207 PG176

IN WITNESS WHEREOF, the undersigned has executed this instrument, as Managing Member and 100% owner of Yost Energy, LLC, and personally as Barbra E. Yost.

Barbra E. Yost
Managing Member, Yost Energy LLC

Barbra E. Yost,
Personally

COMMONWEALTH OF KENTUCKY }
}
COUNTY OF WARREN }

SUBSCRIBED AND SWORN to me by Barbra E. Yost, Managing Member of Yost Energy Partners 5, LLC on this the 1th day of June, 2020, in Bowling Green, Warren County, Kentucky.

NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: July 23, 2020
ID#: 565723

COMMONWEALTH OF KENTUCKY }
}
COUNTY OF WARREN }

SUBSCRIBED AND SWORN to me by Barbra E. Yost, personally on this the _11th day of June, 2020 in Bowling Green, Warren County, Kentucky.

NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: July 23, 2020
ID# 565723

PREPARED BY:

Barbra E. Yost
918 Eagle Ct
Bowling Green, Ky. 42103
270-799-2794

DOCUMENT NO: 1143168
RECORDED:June 12,2020 03:23:00 PM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: LINDA BEACH
COUNTY: WARREN COUNTY
BOOK: D1207 PAGES: 175 - 176